Exhibit 99.1

© RF Industries Ltd. | 1 Leading Designer and Manufacturer of Interconnect Products NASDAQ: RFIL

© RF Industries Ltd. | 2 Forward - looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition . Forward - looking statements can be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions . Forward - looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in our Form 10 - K filed with the SEC and any subsequent filings under the Exchange Act and in our other SEC filings . Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward - looking statements . We operate in a continually changing business environment and new factors emerge from time to time . We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations . All forward - looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward - looking statements . Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward - looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Safe Harbor Statement

© RF Industries Ltd. | 3 Executive Team Mark Turfler Senior Vice President and CFO ▪ Joined: June 2013 Robert Dawson President and CEO ▪ Joined: July 2017 ▪ Added to Board: July 2018 Prior Industry Experience 2014 - 2016 President and CEO, Vision Technology Services 2007 – 2013 TESSCO Technologies, VP of Sales 2000 – 2007 NetForce Solutions (acquired by TESSCO) Finance Experience 35 years of accounting and finance experience PricewaterhouseCoopers Certified Public Accountant Wireless/Telecom industry experience

© RF Industries Ltd. | 4 We’ve Seen A Significant Improvement In Our Results! $21.6 $23.0 $50.2 $55.3 2016 2017 2018 2019 Revenue (in millions) ($4.1) $0.4 $5.8 $3.5 2016 2017 2018 2019 Net Income (in millions)

© RF Industries Ltd. | 5 : RFIL Headquarters San Diego, CA 5 production locations (3 Northeast, 2 Southwest) Corning Gold, ISO 9001: 2008 Certified Founded 1979 IPO 1984 Employees 300 Statistics 3/11/20 Stock Price $5.26 52 Week Low - High $5.25 / $8.89 Avg. Vol. (3 months) 34K Shares Outstanding 9.6M EV to Sales (TTM) .83x Insider Holdings 14% Institutional Holdings 37% Market Cap $58M Return on Capital (TTM) 8% Return on Equity (TTM) 12% Customers: Distribution 4,000 – 5,000 OEM 450+ Dividend: 39 consecutive quarterly dividends o f at least $0.02 / share Fiscal Year End Oct. 31

© RF Industries Ltd. | 6 RF Coaxial Connectors RF Coaxial Adapters Low PIM Products Passive Components Coaxial Cable Assemblies Fiber Optic Cable Assemblies FTTA Cable Assemblies Wiring Harnesses

© RF Industries Ltd. | 7 Cell Tower Site Materials Cable assemblies and components for small cell applications to support densification of 4G and 5G Networks. Small Cells Distributed Antenna System (DAS) Design, Engineer and Build Hybrid Fiber & Power Cables for 4G and 5G Network Deployment (You can’t buy this stuff “off the shelf”!) Our components are used to provide enhanced wireless coverage in commercial office buildings, offices, hotels, hospitals, stadiums, and more.

© RF Industries Ltd. | 8 Advanced Oilfield Technology Aerospace Build control wiring for drilling equipment Build & test control stick wiring for flight control stick for military helicopters Transportation Transit doors and gates - designed for light and heavy rail applications

© RF Industries Ltd. | 9 N.A. Cable Assembly Market = $33.4B ₂ Global Connector Market = $80.4B by 2023 ₁ 5G Build - Out Spend = $130B in 2024 ₃ DAS Market = $8B growing to $18B in 2026 ⁴ 1 Source: Lucintel , February 2018, 2 Source: Bishop & Associates, May 2017, 3 Source: Deloitte, July 2017, 4 Source: Transparency Market Res ear ch, August 2018, 5 Source: CTIA Small Cell= 80% of future infrastructure deployments will be small cells. 5 “5G will transform industries and should be viewed as a business strategy for all.” - Steve Mollenkopf, CEO, Qualcomm

© RF Industries Ltd. | 10 Distribution – 60% Biggest opportunities are in distribution centric markets (force multiplier) • Access to thousands of customers • No A/R collection issues (99% of sales are in US and Canada) • No inventory obsolescence issues • Focus on what we do best Direct/OEM – 40% • Highly customized cable assemblies and wiring harnesses that “disappear” into other people’s products • Leverage our long standing relationships with these blue chip customers to be a part of their long - term business

© RF Industries Ltd. | 11 Distribution Partners OEM Customers

Our Value Proposition and Differentiation Who’s Our Competition? Large Competitors Small Competitors Local/Regional ▪ Fast – Faster lead times than larger competitors ▪ Flexible – Customized product (labor intensive; can’t buy off the shelf) ▪ High Quality – High quality product (ISO 9001 certified; Corning Gold House certified, no failures in the field) ▪ Competitive Pricing – Typically has similar or lower pricing than the competition © January 9, 2019 RF Industries Ltd. | 12 Multinational with Broad Offering

© RF Industries Ltd. | 13 Annual Financial Performance (ended Oct. 31) $21.6 $23.0 $50.2 $55.3 2016 2017 2018 2019 Revenue (in millions) ($4.1) $0.4 $5.8 $3.5 2016 2017 2018 2019 Net Income (in millions) - 4% +6% +118% +10% Year - over - Year Growth Rate - 19.0% 1.7% 11.6% 6.3% Net Margin ($0.46) $0.04 $0.61 $0.36 2016 2017 2018 2019 Diluted EPS from Net Income - 518% +109% +1425% - 41% Year - over - Year Growth Rate

Quarterly Revenue Trend



Revenue
(in millions)
$4.8
$5.3
$5.9
$7.0
$8.0
$20.5
$11.8
$9.9
$10.6
$13.6
$15.5
$15.5
$12.4
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
0.0%
-1.9%
+5.4%
+20.7%
+66.7%
+286.8%
+100.0%
+41.4%
+32.5%
-33.7%
+31.4%
+56.6%
+17.0%
Year-over-Year Growth Rate

RF INDUSTRIES Interconnect Solutions

© RF Industries Ltd. | 14

© RF Industries Ltd. | 15 Q1 Financial Performance $4.8 $8.0 $10.6 $12.4 2017 2018 2019 2020 Revenue (in millions) ($194) $454 $640 $26 2017 2018 2019 2020 Net Income (in thousands) +1.9% - 0.3% +66.1% +33.6% Year - over - Year Growth Rate - 4.4% 3.8% 6.0% 0.2% Net Margin ($0.02) $0.05 $0.07 $0.00 2017 2018 2019 2020 Diluted EPS - 50% +350% +40% - 100% Year - over - Year Growth Rate

© RF Industries Ltd. | 16 Q1 Financial Performance (Non - GAAP Net Income and Adjusted EBITDA) ($303) ($143) $529 $758 $241 2016 2017 2018 2019 2020 Non - GAAP Net Income (1) (in thousands) ($482) ($140) $671 $1,041 $471 2016 2017 2018 2019 2020 Adjusted EBITDA (2) (in thousands) - 259.5% +52.8% +469.9% +33.6% - 68.2% Year - over - Year Growth Rate - 359.0% +71.0% +579.3% +55.1% - 54.8% Year - over - Year Growth Rate (1) See reconciliation to net income on slide #32. (2) See reconciliation to net income on slide #33

© RF Industries Ltd. | 17 $5.2 $16.3 $12.5 $14.4 2017 2018 2019 Q1 2020 Cash Balances (in millions) Balance Sheet Supports Growth $ in millions Oct.31, 2018 Oct. 31, 2019 Jan. 31, 2020 Cash $16.3 $12.5 $14.4 Total Assets $32.5 $ 37.7 $39.8 Stockholders’ Equity $27.8 $ 31.5 $31.9 Total Debt $0 $0 $0

© RF Industries Ltd. | 18 ▪ Organic ▪ Run rate business ▪ Core fast - turn production ▪ 10 - 15% annual growth ▪ Project business transitioning to long - term relationships ▪ Get our product spec’d in customer projects and included on customer BOMs ▪ Deliver a quality, customized solution where others cannot ▪ Convert this into run rate business ▪ Inorganic ▪ Active M&A mode ▪ Diversify customer base ▪ Good cultural fit with management talent ▪ Reliable proprietary product that does not overlap what we currently sell ▪ Relevant customer base/market segment

© RF Industries Ltd. | 19 C Enterprises – Acquisition announced March 11, 2019 ; Based in Vista, California ▪ West coast fiber optic manufacturing capabilities ▪ Corning Gold certificate member ; 2019 revenues of $ 7.2M (for 7 ½ months) ▪ Expected to be accretive to earnings in fiscal 2020 ; Brings strong fiber optic and copper product offering that is scalable and complementary ; Strengthens our small cell product offer to wireless carrier market

© RF Industries Ltd. | 20 Schroff Tech – Acquisition announced November 4, 2019 ; Based in Rhode Island ▪ Manufacturer of products serving the high growth wireless, telecom and cable markets ▪ Two primary products: ▪ Energy efficient cooling system for wireless base stations ▪ Family of custom designed, pole ready 5G small cell integrated enclosures ; 2019 unaudited first nine - months revenues of $5.8M ▪ Expected to be immediately accretive to earnings ; Strengthens our small cell product offer to wireless carrier market

© RF Industries Ltd. | 21 ; Building a platform for long term growth ; Deliver more consistent and predictable results ; 3 - year plan to grow to $100 million in sales ; Organic growth – low to mid - teens annual revenue growth – leveraging distribution and OEM relationships ; Inorganic growth – remain committed to adding another $20 - $30 million in sales through further strategic M&A

© RF Industries Ltd. | 22 ; Our products are everywhere and make lots of things work ; Recent results have delivered revenue growth plus a long - standing dividend ; Our new sales model is driving growth ; We’re faster and more flexible while delivering high quality customized products and solutions ; We have the promise of 5G ahead of us in the wireless market

© RF Industries Ltd. | 23 RF Industries, Ltd. Mark Turfler SVP/CFO (858) 549 - 6340 rfi@rfindustries.com MKR Investor Relations Todd Kehrli Analyst/Investor Contact (323) 468 - 2300 rfil@mkr - group.com

© RF Industries Ltd. | 24

© RF Industries Ltd. | 25

Income Statement © January 9, 2019 RF Industries Ltd. | 26 2020 2019 2018 2017 2016 Q1 Full Year Full Year Full Year Full Year (in millions) Unaudited Audited Audited Audited Audited Net sales 12.4$ 55.3$ 50.2$ 23.0$ 21.6$ Cost of sales 9.2 39.7 33.1 16.0 15.3 Gross profit 3.2 15.6 17.1 7.0 6.3 Operating expenses: Engineering 0.6 1.5 1.5 0.8 0.8 Selling and general 2.6 9.6 8.1 6.0 7.9 Goodwill and other intangible asset impairment - - - - 2.8 Total operating expenses 3.2 11.1 9.6 6.8 11.5 Pretax income (loss) - 4.5 7.5 0.2 (5.2) Provision (benefit) for income taxes - 1.0 1.5 - (0.7) Income (loss) from continuing operations - 3.5 6.0 0.2 (4.5) Income (loss) from discontinued operations, net of tax - - (0.2) 0.2 0.4 Consolidated net income (loss) - 3.5 5.8 0.4 (4.1) Diluted earnings per share Continuing operations -$ 0.36$ 0.63$ 0.02$ (0.51)$ Discontinued operations - - (0.02) 0.02 0.05 Net income (loss) per share -$ 0.36$ 0.61$ 0.04$ (0.46)$ Weighted average shares outstanding Diluted 9,873,336 9,854,604 9,593,066 8,915,764 8,786,510

Balance Sheet

(in millions)	January 31, 2020 Unaudited		October 31, 2019 Audited		2018 Audited		2017 Audited		2016 Audited
ASSETS:									
Current assets:									
Cash and cash equivalents	$	14.4	$	12.5	$	16.3	$	5.2	$	4.3
Trade accounts receivable, net		5.7		12.2		4.3		2.9		2.5
Inventories		8.4		8.3		7.1		5.6		5.4
Other current assets		0.7		0.7		0.8		0.5		1.5
Current assets held for sale		-		-		-		2.6		3.2
Total current assets		29.2		33.7		28.5		16.8		16.9
Non-current assets:										
Property and equipment, net		0.9		0.8		0.6		0.6		0.6
Operating lease ROU assets, net		2.0		-		-		-		-
Goodwill		2.7		1.3		1.3		1.3		1.3
Intangibles, net		3.7		1.1		1.4		1.6		1.9
Non-amortizable intangibles		1.2		0.7		0.7		0.7		0.7
Other LT assets		0.1		0.1		-		0.1		0.1
Noncurrent assets held for sale		-		-		-		4.0		4.4
Total Assets	**$**	**39.8**	**$**	**37.7**	**$**	**32.5**	**$**	**25.1**	**$**	**25.9**
LIABILITIES AND STOCKHOLDERS' EQUITY:										
Current liabilities:										
Accounts payable	$	1.2	$	2.4	$	1.3	$	1.0	$	0.6
Accrued expenses		3.3		3.7		3.4		1.8		2.3
Other current liabilities		1.0		-		-		-		-
Current liabilities held for sale		-		-		-		0.8		1.1
Total current liabilities		5.5		6.1		4.7		3.6		4.0
Non-current liabilities:										
Deferred tax liabilities		-		-		-		0.1		0.4
Operating lease liabilities		1.1		-		-		-		-
Other long-term liabilities		1.3		0.1		-		-		0.1
Total liabilities		7.9		6.2		4.7		3.7		4.5
Equity:										
Common stock		0.1		0.1		0.1		0.1		0.1
Additional paid-in capital		22.5		21.9		21.0		19.7		19.4
Retained earnings		9.3		9.5		6.7		1.6		1.9
Total Equity		31.9		31.5		27.8		21.4		21.4
Total Liabilities & Stockholders' Equity	**$**	**39.8**	**$**	**37.7**	**$**	**32.5**	**$**	**25.1**	**$**	**25.9**

RF INDUSTRIES Interconnect Solutions

© January 9, 2019 RF Industries Ltd. | 27

Statement of Cash Flows

(in millions)	January 31, 2020 Unaudited	October 31, 2019 Audited	2018 Audited	2017 Audited	2016 Audited
Operating Activities:					
Consolidated net income (loss)	$ -	$ 3.5	$ 5.8	$ 0.4	$ (4.1)
Net income from discontinued operations - Comnet	$ -	$ -	$ (0.2)	$ 0.2	$ 0.4
Net income (loss) from continuing operations	$ -	$ 3.5	$ 6.0	$ 0.2	$ (4.5)
Adjustments to reconcile net income to net cash provided (used) by operating activities:					
Depreciation and amortization	0.2	0.5	0.5	0.5	0.6
Goodwill impairment	-	-	-	-	2.8
Inventory write-off	-	-	-	-	0.2
Gain on Disposal of fixed assets	-	-	-	-	0.1
Stock based compensation expense	0.2	0.3	0.2	0.2	0.2
Deferred Income Taxes	0.1	-	(0.1)	(0.3)	(0.3)
Excess tax benefits from stock based compensation	-	-	-	-	(0.1)
Changes in operating assets and liabilities:					
Trade accounts receivable	6.7	(6.7)	(1.3)	(0.4)	0.3
Inventories	0.6	(0.6)	(1.5)	(0.2)	0.6
Other current assets	-	0.3	(0.3)	0.9	(0.7)
Right of use assets	0.1	-	-	-	-
Other long-term assets	-	-	-	0.1	(0.1)
Accounts payable	(1.3)	0.1	0.3	0.4	(0.4)
Income tax receivable/payable	-	-	-	-	0.2
Accrued expenses	(0.9)	(0.2)	1.5	(0.5)	-
Other long-term liabilities	(0.1)	0.1	-	(0.1)	(0.2)
Net cash provided by (used in) operating activities from continuing operations	**5.6**	**(2.7)**	**5.3**	**0.8**	**(1.3)**
Net cash provided by operating activities from discontinued operations	**-**	**-**	**0.9**	**0.8**	**0.1**
Investing Activities:					
Proceeds from notes receivable from stockholder	-	-	-	-	0.1
Proceeds from sale of inventory	-	-	-	-	0.3
Capital expenditures	-	(0.5)	(0.2)	(0.2)	(0.3)
Proceeds from sale of Comnet	-	-	4.2	-	-
Acquisition of business (C Enterprises), net of cash acquired	-	(0.4)	4.2	-	-
Acquisition of business (Schrofftech), net of cash acquired	(3.9)	-	-	-	-
Net cash provided by (used in) investing activities from continuing operations	**(3.9)**	**(0.9)**	**8.2**	**(0.2)**	**0.1**
Net cash provided by (used in) investing activities from discontinued operations	**-**	**-**	**(0.3)**	**-**	**(0.1)**
Financing Activities:					
Proceeds from exercise of stock options	0.4	0.6	1.1	-	-
Purchase of treasury stock	-	-	-	-	(0.2)
Excess tax benefits from stock based compensation	-	-	-	-	0.2
Dividends paid	(0.2)	(0.8)	(0.7)	(0.7)	(1.1)
Net cash provided by (used in) financing activities	**0.2**	**(0.2)**	**0.4**	**(0.7)**	**(1.1)**
Net increase (decrease) in cash and cash equivalents	1.9	(3.8)	10.3	0.7	(2.3)
Cash and cash equivalents at beginning of period	12.5	16.3	6.0	5.3	7.6
Cash and cash equivalents at end of period	14.4	12.5	16.3	6.0	5.3
Less: cash and cash equivalents of discontinued operations - Comnet	-	-	-	0.8	1.0
Cash and cash equivalents at end of period	**$ 14.4**	**$ 12.5**	**$ 16.3**	**$ 5.2**	**$ 4.3**

RF INDUSTRIES Interconnect Solutions
© January 9, 2019 RF Industries Ltd. | 28

Income Statement (Quarterly)

(in millions)	2020	2019					2018				
	Q1	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	Unaudited	Unaudited				Audited	Unaudited				Audited
Net sales	$ 12.4	$ 10.6	$ 13.6	$ 15.5	$ 15.6	$ 55.3	$ 8.0	$ 20.5	$ 11.8	$ 9.9	$ 50.2
Cost of sales	9.2	7.5	9.5	11.2	11.5	39.7	5.5	12.9	7.8	6.9	33.1
Gross profit	3.2	3.1	4.1	4.3	4.1	15.6	2.5	7.6	4.0	3.0	17.1
Operating expenses:											
Engineering	0.6	0.3	0.3	0.4	0.4	1.4	0.3	0.6	0.3	0.3	1.5
Selling and general	2.6	2.0	2.4	2.6	2.6	9.6	1.8	3.1	1.7	1.5	8.1
Total operating expenses	3.2	2.3	2.7	3.0	3.0	11.0	2.1	3.7	2.0	1.8	9.6
Pretax income	-	0.8	1.4	1.3	1.1	4.6	0.4	3.9	2.0	1.2	7.5
Provision for income taxes	-	0.2	0.3	0.3	0.3	1.1	-	0.8	0.4	0.3	1.5
Income (loss) from continuing operations	-	0.6	1.1	1.0	0.8	3.5	0.4	3.1	1.6	0.9	6.0
Income from disc. operations, net of tax	-	-	-	-	-	-	0.1	0.1	0.1	(0.5)	(0.2)
Consolidated net income (loss)	**-**	**0.6**	**1.1**	**1.0**	**0.8**	**3.5**	**0.5**	**3.2**	**1.7**	**0.4**	**5.8**
Diluted earnings per share											
Continuing operations	$ -	$ 0.07	$ 0.11	$ 0.11	$ 0.08	$ 0.36	$ 0.04	$ 0.33	$ 0.16	$ 0.09	$ 0.63
Discontinued operations	-	-	-	-	-	-	0.01	0.01	0.01	(0.04)	$ (0.02)
Net income (loss) per share	$ -	$ 0.07	$ 0.11	$ 0.11	$ 0.08	$ 0.36	$ 0.05	$ 0.34	$ 0.17	$ 0.05	$ 0.61
Weighted average shares outstanding											
Diluted (in thousands)	9,873	9,838	9,838	9,873	9,869	9,854	9,099	9,386	9,730	9,876	9,593

© January 9, 2019 RF Industries Ltd. | 29

Balance Sheet (Quarterly) © January 9, 2019 RF Industries Ltd. | 30 2020 Jan. 31 Jan. 31 Apr. 30 Jul. 31 Oct. 31 Jan. 31 Apr. 30 Jul. 31 Oct. 31 (in millions) Unaudited Audited Audited ASSETS: Current assets: Cash and cash equivalents 14.4$ 14.0$ 13.9$ 13.3$ 12.5$ 4.9$ 7.1$ 10.5$ 16.3$ Trade accounts receivable, net 5.7 5.6 7.9 9.9 12.2 4.0 10.9 5.1 4.3 Inventories 8.4 8.2 7.9 8.1 8.3 6.3 6.6 6.3 7.1 Other current assets 0.7 0.8 0.7 0.7 0.7 0.7 0.5 0.8 0.8 Current assets held for sale - - - - - 2.9 2.8 2.5 - Total current assets 29.2 28.6 30.4 32.0 33.7 18.8 27.9 25.2 28.5 Non-current assets: Property and equipment, net 0.9 0.6 0.7 0.8 0.8 0.5 0.5 0.5 - Operating lease ROU assets, net 2.0 - - - - - - - - Goodwill 2.7 1.3 1.3 1.3 1.3 1.3 1.3 1.3 0.6 Intangibles, net 3.7 1.3 1.2 1.2 1.1 1.6 1.5 1.4 1.3 Non-amortizable intangibles 1.2 0.7 0.7 0.7 0.7 0.7 0.7 0.7 1.4 Other LT assets 0.1 - 0.1 0.1 0.1 - - - 0.7 Noncurrent asset held for sale - - - - - 3.9 3.8 3.8 - Total Assets 39.8$ 32.5$ 34.4$ 36.1$ 37.7$ 26.8$ 35.7$ 32.9$ 32.5$ LIABILITIES AND STOCKHOLDERS' EQUITY: Current liabilities: Accounts payable 1.2$ 1.7$ 1.6$ 2.4$ 2.4$ 1.6$ 5.7$ 1.4$ 1.3$ Accrued expenses 3.3 2.1 3.1 3.0 3.7 2.4 4.1 3.2 3.4 Other current liabilities 1.0 - - - - - - - - Current liabilities held for sale - - - - - 0.8 0.6 0.7 - Total current liabilities 5.5 3.8 4.7 5.4 6.1 4.8 10.4 5.3 4.7 Non-current liabilities: Deferred tax liabilities - - - - - 0.1 0.1 0.2 - Operating lease liabilities 1.1 - - - - - - - - Other long-term liabilities 1.3 - 0.1 0.1 0.1 - - - - Total liabilities 7.9 3.8 4.8 5.5 6.2 4.9 10.5 5.5 4.7 Equity: Common stock 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 Additional paid-in capital 22.5 21.4 21.5 21.6 21.9 19.9 20.2 20.9 21.0 Retained earnings 9.3 7.2 8.0 8.9 9.5 1.9 4.9 6.4 6.7 Total Equity 31.9 28.7 29.6 30.6 31.5 21.9 25.2 27.4 27.8 Total Liabilities & Stockholders' Equity 39.8$ 32.5$ 34.4$ 36.1$ 37.7$ 26.8$ 35.7$ 32.9$ 32.5$ Unaudited 2018 Unaudited 2019

Statement of Cash Flows (Quarterly)

(in millions)	2020	2019					2018				
	Q1	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	Unaudited	Unaudited				Audited	Unaudited				Audited
Operating Activities:											
Consolidated net income (loss)	$ -	$ 0.6	$ 1.1	$ 1.0	$ 0.8	$ 3.5	$ 0.5	$ 3.2	$ 1.7	$ 0.4	$ 5.8
Net income from discontinued operations - Comnet	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.1	$ 0.1	$ 0.1	$ (0.5)	$ (0.2)
Net income (loss) from continuing operations	$ -	$ 0.6	$ 1.1	$ 1.0	$ 0.8	$ 3.5	$ 0.4	$ 3.1	$ 1.6	$ 0.9	$ 6.0
Adjustments to reconcile net income to net cash provided (used) by operating activities:											
Depreciation and amortization	0.2	0.2	0.1	0.1	0.1	0.5	0.1	0.1	0.2	0.1	0.5
Stock based compensation expense	0.2	0.1	0.1	0.1	-	0.3	0.1	-	0.1	-	0.2
Deferred Income Taxes	0.1	-	-	-	-	-	-	-	0.1	(0.2)	(0.1)
Changes in operating assets and liabilities:											
Trade accounts receivable	6.7	(1.4)	(1.0)	(2.0)	(2.3)	(6.7)	(1.1)	(6.9)	5.8	0.9	(1.3)
Inventories	0.6	(1.0)	0.7	(0.2)	(0.1)	(0.6)	(0.8)	(0.3)	0.3	(0.7)	(1.5)
Other current assets	-	0.1	0.1	-	0.1	0.3	(0.2)	0.2	(0.3)	-	(0.3)
Right of use assets	0.1	-	-	-	-	-	-	-	-	-	-
Accounts payable	(1.3)	0.4	(1.1)	0.8	-	0.1	0.6	4.1	(4.3)	(0.1)	0.3
Income tax receivable/payable	-	-	-	-	-	-	-	0.4	(0.5)	0.1	-
Accrued expenses	(0.9)	(1.3)	0.5	(0.1)	0.7	(0.2)	0.6	1.3	(0.5)	0.1	1.5
Other long-term liabilities	(0.1)	-	-	0.1	-	0.1	-	-	-	-	-
Net cash provided by (used in) operating activities from continuing ops.	**5.6**	**(2.3)**	**0.5**	**(0.2)**	**(0.7)**	**(2.7)**	**(0.3)**	**2.0**	**2.5**	**1.1**	**5.3**
Net cash provided by operating activities from discontinued ops.	**-**	**-**	**-**	**-**	**-**	**-**	**0.1**	**0.4**	**0.5**	**(0.1)**	**0.9**
Investing Activities:											
Capital expenditures	-	(0.1)	(0.1)	(0.2)	(0.1)	(0.5)	-	-	(0.1)	(0.1)	(0.2)
Proceeds from sale of Comnet	-	-	-	-	-	-	-	-	-	4.2	4.2
Acquisition of business (C Enterprises), net of cash acquired	-	-	(0.4)	-	-	(0.4)	-	-	-	-	-
Acquisition of business (Schrofftech), net of cash acquired	(3.9)	-	-	-	-	-	-	-	-	-	-
Net cash used in investing activities from continuing operations	**(3.9)**	**(0.1)**	**(0.5)**	**(0.2)**	**(0.1)**	**(0.9)**	**-**	**-**	**(0.1)**	**4.1**	**4.0**
Net cash used in investing activities from discontinued operations	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**(0.3)**	**(0.3)**
Financing Activities:											
Proceeds from exercise of stock options	0.4	0.3	0.1	-	0.2	0.6	0.2	0.3	0.5	0.1	1.1
Dividends paid	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)
Net cash provided by (used in) financing activities	**0.2**	**0.1**	**(0.1)**	**(0.2)**	**-**	**(0.2)**	**0.1**	**0.1**	**0.3**	**(0.1)**	**0.4**
Net increase (decrease) in cash and cash equivalents	1.9	(2.3)	(0.1)	(0.6)	(0.8)	(3.8)	(0.1)	2.5	3.2	4.7	10.3
Cash and cash equivalents at beginning of period	12.5	16.3	14.0	13.9	13.3	16.3	6.0	5.9	8.5	11.6	6.0
Cash and cash equivalents at end of period	14.4	14.0	13.9	13.3	12.5	12.5	5.9	8.4	11.7	16.3	16.3
Less: cash and cash equivalents of discontinued operations - Comnet	-	-	-	-	-	-	1.0	1.3	1.2	-	-
Cash and cash equivalents at end of period	**$ 14.4**	**$ 14.0**	**$ 13.9**	**$ 13.3**	**$ 12.5**	**$ 12.5**	**$ 4.9**	**$ 7.1**	**$ 10.5**	**$ 16.3**	**$ 16.3**

RF INDUSTRIES
Interconnect Solutions

© January 9, 2019 RF Industries Ltd. | 31

© January 9, 2019 RF Industries Ltd. | 32 2020 2019 2018 2017 2016 (in thousands) Net income 26$ 640$ 454$ (194)$ (354)$ Stock-based compensation expense 187 114 75 51 51 Acquisition-related costs 28 4 - - - Non-GAAP net income 241$ 758$ 529$ (143)$ (303)$ Non-GAAP net income per share: Basic 0.03$ 0.08$ 0.06$ (0.02)$ (0.03)$ Diluted 0.02$ 0.08$ 0.06$ (0.02)$ (0.03)$ Weighted average shares outstanding Basic 9,565 9,309 8,880 8,835 8,717 Diluted 9,873 9,838 9,099 8,835 8,717 Q1 Unaudited Reconciliation of GAAP to Non - GAAP Net Income

Reconciliation of Net Income to Adjusted EBITDA © January 9, 2019 RF Industries Ltd. | 33 2020 2019 2018 2017 2016 (in thousands) Net income 26$ 640$ 454$ (194)$ (354)$ Stock-based compensation expense 187 114 75 51 51 Acquisition-related costs 28 4 - - - Amortization expense 173 69 69 69 94 Depreciation expense 82 68 58 58 90 Other income (11) (22) (2) (20) - Provision for income taxes (14) 168 56 (87) (256) Income from discontinued operations - - (39) (17) (107) Adjusted EBITDA 471$ 1,041$ 671$ (140)$ (482)$ Q1 Unaudited